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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




         DATE OF REPORT (Date of earliest event reported): JULY 18, 2002



                             TOWER AUTOMOTIVE, INC.
             (Exact Name of Registrant as Specified in its Charter)


                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)



              1-12733                                   41-1746238
      (Commission File Number)              (I.R.S. Employer Identification No.)


         5211 CASCADE ROAD SE - SUITE 300, GRAND RAPIDS, MICHIGAN 49546
               (Address of Principal Executive Offices) (Zip Code)


                                 (616) 802-1600
              (Registrant's Telephone Number, Including Area Code)


                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)


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Item 5.   Other Events

     On July 18, 2002, the Registrant issued a press release disclosing its second quarter and six month 2002 results. A copy of this press release is attached hereto as Exhibit 99.1 and is hereby incorporated by reference.


Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

     (c)  Exhibits

          99.1 Press release dated July 18, 2002 - Tower Automotive Announces Operating Results for the Second Quarter and Six Months Ended June 30, 2002
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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                TOWER AUTOMOTIVE, INC.



Date:  July 18, 2002               By: /s/ Anthony A. Barone
                                       ------------------------------------
                                       Name:  Anthony A. Barone
                                       Title: Vice President and Chief
                                              Financial Officer (Principal
                                              Accounting and Financial Officer)